EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Xstream Beverage Group, Inc. (the ACompany@) on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the AReport@), I, Barry Willson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1.1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     1.2 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Barry Willson
-----------------
By: Barry Willson, Chief Executive Officer

Dated: August 14, 2003